Marketable Securities:	9 Months Ended
Sep. 30, 2017
Marketable Securities: [Abstract]
Marketable Securities:

Note 5.      Marketable Securities:

	September 30,	December 31,
	2017	2016
Fair value at beginning of year	$541,216	$180,986
Dispositions, at cost	-	(96)
Realized gain	-	(60)
Impairment loss	-	(13,769)
Increase (decrease) in market value	(205,982)	374,155
Fair value at balance sheet date	$335,234	$541,216

The Company's marketable securities are classified as available-for-sale and are recorded at quoted market value with gains and losses recorded within other comprehensive income (loss) until realized or impaired. Realized gains and losses are based on the average cost of the shares held at the date of disposition. As of September 30, 2017 and December 31, 2016, marketable securities had a cost basis of $98,043.